MET-CHEM

Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Lionel Poulin*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

Signature of Qualified Person

Ingénieur · Engineer
Lionel Poulin
19377
Québec

Lionel Poulin
Print Name of Qualified person

☎ (514) 288-5211
(514) 288-7937
info@Met-Chem.com
www.Met-Chem.com

Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *François Biron*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

____
Signature of Qualified Person

François Biron
Print Name of Qualified person

MET-CHEM
Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Mary Jean Buchanan*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

Mary Jean Buchanan ing. M.Env.
Signature of Qualified Person

Mary Jean Buchanan
Print Name of Qualified person

MET-CHEM
Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Alain Dorval*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

Signature of Qualified Person

A.D.

Alain Dorval
Print Name of Qualified person

☎ (514) 288-5211
(514) 288-7937
info@Met-Chem.com
www.Met-Chem.com
P:\23066\Texte\FeasibilityReport\Final Report\Consent\Consent of Authors.doc

MET-CHEM
Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Daniel Gagnon*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

Signature of Qualified Person

Daniel Gagnon
Print Name of Qualified person

☎ (514) 288-5211
(514) 288-7937
info@Met-Chem.com
www.Met-Chem.com

MET-CHEM
Met-Chem Canada Inc.
555, boul. René-Lévesque Ouest
3e étage
Montréal (Québec)
Canada
H2Z 1B1

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Guy Saucier*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 25 Day of February, 2005.

Signature of Qualified Person

INGÉNIEUR GUY SAUCIER 37711 QUÉBEC

Guy Saucier
Print Name of Qualified person

WARDROP

Wardrop Engineering Inc.,
957 Cambrian Heights Drive, Suite 102
Sudbury, Ontario P3C 5M6
Phone: 705-671-9518
Fax: 705-671-6139
dave.west@wardrop.com

CONSENT OF AUTHOR

TO: B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, *Dave West*, do hereby consent to the filing of written disclosure of a technical report entitled *Casa Berardi Project – Feasibility Study – Executive Summary* and dated *January 2005* (the "Technical Report") and any extracts from or a summary of the Technical Report in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated January 31, 2005 and Material Change Report dated January 31, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this 24 Day of February 2005.

Signature of Qualified Person

Dave West
Print Name of Qualified person

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